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                                                                   JUNE 13, 1997

                     THE ENTERPRISE GROUP OF FUNDS, INC.
                   SUPPLEMENT PROSPECTUS DATED MAY 1, 1997

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION IN THE PROSPECTUS ENTITLED "PURCHASE ALTERNATIVES" AND "HOW TO PURCHASE PORTFOLIO SHARES".

Institutional investors eligible to purchase Class Y shares of The Enterprise Group of Funds, Inc. shall include former shareholders of Retirement System Fund Inc. ("RSF") whose shares were merged into The Enterprise Group of Funds, Inc.

THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION IN THE PROSPECTUS ENTITLED "PORTFOLIO MANAGERS -- GROWTH AND INCOME PORTFOLIO".

The Portfolio Manager of the Growth and Income Portfolio is Retirement System Investors Inc. which is a subsidiary of Retirement System Group Inc. Its address is 317 Madison Ave., New York, New York 10017. James P. Coughlin, President and Chief Investment Officer, is responsible for the day-to-day management and has more than 30 years experience in the investment industry. Total assets under management for Retirement Investors Inc. was $558 million as of December 31, 1996. The Management Fee is .75%, and the Portfolio Manager receives 40% of that fee for assets under management up to $100 million; 33% of that fee on the next $100 million; and 27% for assets greater than $200 million.